UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 30, 2005
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BLACK HILLS CORPORATION
(Exact name of registrant as specified in its charter)
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South Dakota
(State or other jurisdiction of incorporation)
001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street, PO Box 1400 Rapid City, South Dakota (Address of principal executive offices)	57709-1400
(Zip Code)
605.721.1700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On June 30, 2005, the Company entered into new Change in Control Agreements (Agreements) with each of its Senior Executive Officers, David R. Emery, Thomas M. Ohlmacher, Linden R. Evans, Mark T. Thies, Russell L. Cohen, Steven J. Helmers, Maurice T. Klefeker and James M. Mattern. In mid-2004 the Company’s Board of Directors began a process to review the Company’s Change in Control program. These new Agreements are the product of that process, which included an examination of industry best practices. Execution of the new Agreement by each Senior Executive Officer terminated their prior Change in Control Agreements.

The Agreement entered into with David R. Emery, our Chairman, President and Chief Executive Officer provides for a payment equal to 2.99 times the officer’s annual base salary plus annual incentive payment, if there is a change in control, and gives him the option to terminate his employment for any reason during a 30-day window period immediately following the first anniversary of a Change in Control. The Agreement entered into with each of the other senior executive officers provides for a payment equal to two (2) times the officer’s annual base salary plus annual incentive payment if there is a Change in Control. The specific benefits and the definition of a Change in Control are fully described in the form of Agreements. Mr. Emery’s Agreement is attached as Exhibit 10.1 and the form of Agreement for the other Senior Executive Officers is attached as Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Other key differences between the prior Agreements and the new Agreements are summarized below. The new Agreements:

•	Operate for a specific term ending June 1, 2008. Prior Agreements stated no expiration date.
•	Clarify that a business combination will not constitute a Change in Control event unless or until the transaction closes and is consummated.
•	Reduced percentages for the threshold events that constitute a Change in Control.
•	A Change in Control will occur if there is more than a 50 percent change in the beneficial owners of the Company’s common stock as a result of a business combination.
•	A Change in Control will occur if there is more than a 50 percent change in the Incumbent Board as a result of a business combination.
•	Added provisions to clarify benefits and types of compensation included in Change in Control payments.
•
Reduced the severance payment for the Non-CEO senior executive officers from 2.99 times to two (2) times the employee’s average severance compensation for the most recent five taxable years ending prior to the Change in Control.

•	Changed the definition of “Employment Term” to reflect that Change in Control benefits cannot extend beyond the mandatory retirement age (65) for our executive officers.
•	Changed the definitions of “Cause” and “Good Reason” for termination to reflect current market terms.
•	Added language providing for an additional benefit to cover any excise tax imposed by Section 4999 of the Internal Revenue Code of 1986.

Item 1.02 Termination of a Material Definitive Agreement

The execution of the new Agreement by each Senior Executive Officer terminated their prior Change of Control Agreement as discussed under Item 1.01 above.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following exhibits are filed herewith:

Exhibit Number  Title of Document

10.1	Change of Control Agreement dated June 30, 2005 between Black Hills Corporation and David R. Emery

10.2	Form of Change of Control Agreement between Black Hills Corporation and its Non-CEO Senior Executive Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/ Steven J. Helmers
Steven J. Helmers
Senior Vice President
and General Counsel

Date: July 1, 2005

Exhibit Index

Exhibit Number  Title of Document

10.1	Change of Control Agreement dated June 30, 2005 between Black Hills Corporation and David R. Emery

10.2	Form of Change of Control Agreement between Black Hills Corporation and its Non-CEO Senior Executive Officers